EXHIBIT 10.1

                      NORTH ATLANTIC HOLDING COMPANY, INC.
                           2006 EQUITY INCENTIVE PLAN


                        EFFECTIVE AS OF FEBRUARY 8, 2006





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                                TABLE OF CONTENTS

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SECTION 1.            PURPOSE................................................1

SECTION 2.            ADMINISTRATION.........................................1

         (a)      Committees.................................................1

         (b)      Authority of the Board of Directors........................1

SECTION 3.            ELIGIBILITY............................................2

SECTION 4.            STOCK SUBJECT TO PLAN..................................2

         (a)      Basic Limitation...........................................2

         (b)      Additional Shares..........................................2

SECTION 5.            AWARDS.................................................2

         (a)      Types of Awards............................................2

         (b)      Award Agreements...........................................3

         (c)      No Rights as a Stockholder.................................3

SECTION 6.            OPTIONS................................................3

         (a)      Generally..................................................3

         (b)      Persons Eligible to Exercise Options.......................4

         (c)      Manner of Exercise of Options..............................4

         (d)      Stockholders' Agreement....................................5

         (e)      Transfer Restrictions......................................5

SECTION 7.            STOCK AWARDS...........................................5

         (a)      Generally..................................................5

         (b)      Restricted Stock...........................................5

         (c)      Certificates for Restricted Stock..........................5

         (d)      No Purchase Price Necessary................................6

SECTION 8.            PAYMENT FOR SHARES.....................................6

         (a)      General Rule...............................................6

         (b)      Surrender of Shares........................................6

         (c)      Services Rendered..........................................6

         (d)      Net Exercise...............................................6

         (e)      Exercise/Sale..............................................6

         (f)      Exercise of Discretion.....................................6

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SECTION 9.            TERMINATION OF SERVICE.................................7

         (a)      Termination of Service (except for Cause)..................7

         (b)      Termination of Service (for Cause).........................7

         (c)      Leave of Absence...........................................7

SECTION 10.           ADJUSTMENT OF SHARES...................................8

         (a)      General....................................................8

         (b)      Mergers and Consolidations.................................8

SECTION 11.           SECURITIES LAW REQUIREMENTS............................9

SECTION 12.           GENERAL TERMS..........................................9

         (a)      Nontransferability of Awards...............................9

         (b)      Restrictions on Transfer of Shares.........................9

         (c)      Liquidity..................................................9

         (d)      Withholding Requirements...................................9

         (e)      No Retention Rights.......................................10

         (f)      Unfunded Plan.............................................10

SECTION 13.           DURATION AND AMENDMENTS...............................10

         (a)      Term of the Plan..........................................10

         (b)      Right to Amend or Terminate the Plan......................10

         (c)      Effect of Amendment or Termination........................10

         (d)      Modification, Extension and Assumption of Awards..........10

SECTION 14.           DEFINITIONS...........................................11

SECTION 15.           MISCELLANEOUS.........................................14

         (a)      Choice of Law.............................................14

         (b)      Execution.................................................14


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                      NORTH ATLANTIC HOLDING COMPANY, INC.
                           2006 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE.

The purpose of the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan (the "Plan") is to promote the success and enhance the value of North Atlantic Holding Company, Inc. (the "Company") by linking the personal interests of the employees, consultants and directors of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company (or one of its Subsidiaries) to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, consultants and directors of the Company and its Subsidiaries whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Unless the context otherwise requires, capitalized terms used herein are defined in Section 14 of the Plan.

SECTION 2. ADMINISTRATION.

(a) COMMITTEES. The Plan shall be administered by the Board of Directors or, at its election, by one or more committees consisting of one or more members who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as may be delegated to it by the Board of Directors, and any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee with respect to functions delegated to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

If at any time the Shares of the Company are listed on any established stock exchange or a national market system, the Plan will be administered by a Committee appointed by the Board of Directors from among its members and shall be comprised solely of not less than two (2) members who shall be (i) "non-employee directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act, (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code, and (iii) "independent directors" within the meaning of the listing standards of the New York Stock Exchange (and each other exchange on which the Company may be listed).

(b) AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award, to establish terms or conditions applicable to any Award and to

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review any decisions or actions made or taken by the Committee. All decisions, interpretations and other actions of the Board of Directors or, in the absence of any action by the Board of Directors, any Committee shall be final and binding on all participants and other persons deriving their rights from a participant. Notwithstanding anything to the contrary herein, no action taken by the Board of Directors shall adversely affect in any material respect the rights granted to any participant under any outstanding Award without the participant's written consent.

SECTION 3. ELIGIBILITY

The Board of Directors in its sole discretion, in consultation with the Chief Executive Officer of the Company, is authorized to grant Awards to Employees, Consultants and Directors. Such persons who have been granted Awards shall be participants in the Plan with respect to such Awards. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) BASIC LIMITATION. Subject to the following provisions of this Section 4(a) and Section 10 of the Plan, the maximum number of shares of common stock of the Company that may be issued pursuant to Awards under the Plan is 175,503 Shares. Shares may be treasury shares or authorized but unissued shares.

(b) ADDITIONAL SHARES. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised, unvested or otherwise cancelled or forfeited portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first offer or withholding requirements, such Shares shall again be available for the purposes of the Plan. In the event a participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available under the Plan shall be increased by the number of Shares delivered by the participant. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against Shares available for grant pursuant to the Plan.

SECTION 5. AWARDS.

(a) TYPES OF AWARDS. The Board of Directors may, in its sole discretion, make Awards of one or more of the following: Options and Stock Awards. The Company shall make Awards directly or cause one or more of its Subsidiaries to make Awards; provided, however, that the Company shall be responsible for causing any such Subsidiary to comply with the terms of any Award and the Plan.


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(b) AWARD AGREEMENTS. Each Award made under the Plan shall be evidenced by an
Award Agreement between the participant and the Company, and no Award shall be valid without any such agreement. An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions which the Board of Directors in its sole discretion deems appropriate for inclusion in the Award Agreement provided such terms and conditions are not inconsistent with the Plan. Accordingly, in the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply. Each Award Agreement shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms:

     (i) Number of Shares. The number of Shares subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 10 of the Plan.

     (ii) Price. Where applicable, each Award Agreement shall designate the price, if any, to acquire any Shares underlying the Award, which price shall be payable in a form described in Section 8 of the Plan and subject to adjustment pursuant to Section 10 of the Plan.

     (iii) Vesting. Each Award Agreement shall specify the dates and events on which all or any installment of the Award shall be vested and nonforfeitable. Such provisions, may include, without limitation, a provision that Awards vest upon a Change of Control.

(c) NO RIGHTS AS A STOCKHOLDER. A participant, or a transferee of a participant, shall have no rights as a stockholder with respect to any Shares covered by an Award until Shares are actually issued in the name of such person (or if Shares will be held in street name, to a broker who will hold such Shares on behalf of such person).

SECTION 6. OPTIONS.

(a) GENERALLY. The Board of Directors, may in its sole discretion, grant Options. Each Award Agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Board of Directors, in its sole discretion:

     (i) Exercise Price. Each Award Agreement shall specify the exercise price per Share subject to the Option; provided, however, that the exercise price per Share shall not be less than 100% of the Fair Market Value of such Share on the date such Option is granted.

     (ii) Exercisability and Vesting. Each Award Agreement shall specify the dates and events when all or any installment of the Option becomes exercisable or vested, as applicable; provided, however, that by a resolution adopted after an Option is granted the Board of Directors may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised or vested, as applicable.


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     (iii) Term. Each Award Agreement shall state the term of each Option
          (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed ten (10) years from the date of grant.

(b) PERSONS ELIGIBLE TO EXERCISE OPTIONS. During the lifetime of a holder of an Option, only the holder may exercise the Option (or any portion thereof) granted to him or her; provided, however, that the holder's Eligible Representative may exercise the holder's Option during the period of the holder's Disability. After the death of the holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

(c) MANNER OF EXERCISE OF OPTIONS. At any time and from time to time prior to the time when the Option expires or is otherwise cancelled under the Plan or the applicable Award Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of stock and the Board of Directors may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of Shares.

An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when such Option or such portion expires or is otherwise cancelled under the Plan or the applicable Award Agreement:

     (i) Notice in writing signed by the holder or his or her Eligible Representative, stating that such Option or portion thereof is exercised, and specifically stating the number of Shares with respect to which the Option or portion thereof is being exercised;

     (ii) A copy of the Stockholders' Agreement signed by the holder or Eligible Representative, as applicable;

     (iii) Full payment of the aggregate exercise price of the Shares with respect to which such Option (or portion thereof) is thereby exercised in accordance with any method prescribed by Section 8 of the Plan;

     (iv) The payment to the Company of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option in accordance with any method prescribed by Sections 8 and 12(d) of the Plan;


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     (v)  Such representations and documents as the Board of Directors deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board of Directors may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (vi) In the event that the Option or portion thereof shall be exercised pursuant to Section 6(b) by any person or persons other than the holder, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(d) STOCKHOLDERS' AGREEMENT. The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until such holder has signed the Stockholders' Agreement provided by the Board of Directors and certificates representing such shares have been issued by the Company to such holder. If the holder of an Option is not a party to the Stockholders' Agreement at the time of exercise of the Option (or any portion thereof), the exercise of the Option shall be subject to the condition that the holder enter into the Stockholders' Agreement.

(e) TRANSFER RESTRICTIONS. Shares acquired upon exercise of an Option shall be subject to the terms and conditions of a Stockholders' Agreement. In addition, the Board of Directors, in its sole discretion, may impose further restrictions on the transferability of the Shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such Shares.

SECTION 7. STOCK AWARDS.

(a) GENERALLY. The Board of Directors may, in its sole discretion, make Stock Awards. Payment in Shares of all or a portion of any bonus under any other arrangement may be treated by the Board of Directors as a Stock Award under the Plan. A Stock Award shall not be deemed made until accepted by a participant in a manner prescribed by the Board of Directors at the time of grant.

(b) RESTRICTED STOCK. A Stock Award of Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board of Directors may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board of Directors determines at the time of the grant of the Award or thereafter.

(c) CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board of Directors shall determine. If certificates representing Shares of Restricted Stock are registered in the name of the participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.


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(d) NO PURCHASE PRICE NECESSARY. In lieu of a purchase price, a Stock Award may be made in consideration of services previously rendered by a participant to the Company or its Subsidiaries.

SECTION 8. PAYMENT FOR SHARES.

(a) GENERAL RULE. The purchase price of Shares issued under the Plan shall be payable in cash or personal check at the time when such Shares are acquired upon exercise of an Award or otherwise purchased, except as otherwise provided in this Section 10.

(b) SURRENDER OF SHARES. At the sole discretion of the Board of Directors, all or any part of the purchase price and any applicable withholding requirements may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the participant. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Award is exercised. The participant shall not surrender, or attest to the ownership of, Shares in payment of any portion of the purchase price (or withholding) if such action would cause the Company or any Subsidiary to recognize a compensation expense (or additional compensation expense) with respect to the applicable Award for financial reporting purposes, unless the Board of Directors consents thereto.

(c) SERVICES RENDERED. At the sole discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to or after the Award.

(d) NET EXERCISE. At the sole discretion of the Board of Directors, payment of all or any portion of the purchase price under any Award under the Plan and any applicable withholding requirements may be made by reducing the number of Shares otherwise deliverable pursuant to the Award by the number of such Shares having a Fair Market Value equal to the purchase price.

(e) EXERCISE/SALE. At the sole discretion of the Board of Directors on or after an Initial Public Offering, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, or (ii) to pledge Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company, in each case in payment of all or part of the purchase price and any withholding requirements.

(f) EXERCISE OF DISCRETION. Should the Board of Directors exercise its sole discretion to permit the participant to pay the purchase price under an Award in whole or in part in accordance with subsections (b) through (e) through above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

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SECTION 9. TERMINATION OF SERVICE.

(a) TERMINATION OF SERVICE (EXCEPT FOR CAUSE). Except as otherwise provided in the applicable Award Agreement, in the event a participant's Service terminates for any reason other than for Cause, then:

     (i) Any Options to the extent vested as of the date of such termination shall expire on the earliest of: (A) the expiration of their term,
          (ii) twelve (12) months following such termination as a result of death or Disability, and (iii) three (3) months following such termination for any other reason. Any Options to the extent unvested as of the date of such termination shall immediately expire and lapse upon such termination. Notwithstanding the foregoing, except as limited by Section 409A of the Code, the Board of Directors may extend the term of any outstanding Option (but not beyond the expiration date) in connection with a termination of a participant's Service for any reason other than for Cause, or amend any other term or condition of such Option relating to such termination.

     (ii) Any unvested Stock Awards on the date of such termination shall immediately expire and lapse upon such termination; provided, however, that if the vesting of any such Award is conditioned upon satisfying performance conditions and the participant has satisfied such conditions except that the participant is not in Service on the payment date due to the termination of the participant's Service on account of the participant's death or Disability, such Award shall be payable to the participant or, if applicable, the participant's Eligible Representative at the regularly scheduled payment date.

(b) TERMINATION OF SERVICE (FOR CAUSE). Except as otherwise provided in the applicable Award Agreement, in the event a participant's Service is terminated for Cause or Cause exists on the date a participant's Service terminates, all of a participant's Awards (including any exercised Options for which Shares have not been delivered to the participant) shall be cancelled and forfeited immediately on the date of such termination, and the Company shall return to the participant the price (if any) paid for such undelivered Shares. Should a participant die at a time when Cause exists but prior to the date the participant's Service is terminated for Cause, all of the participant's Awards (including any exercised Options for which Shares have not been delivered to the participant) shall be cancelled and forfeited immediately as of the date of the participant's death.

(c) LEAVE OF ABSENCE. For purposes of this Section 9, Service shall be deemed to continue while a participant is on a bona fide leave of absence, if such leave is approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Board of Directors).


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SECTION 10. ADJUSTMENT OF SHARES.

(a) GENERAL. If there shall be a Recapitalization, an adjustment may be made to each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Shares subject to (or referenced by such Award) had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment may be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, to prevent dilution or enlargement of participants' rights under the Plan, the Board of Directors may, and will have the authority to, adjust, in a fair and equitable manner, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and the purchase price applicable to outstanding Awards. Should the vesting of any Award be conditioned upon the Company's attainment of performance conditions, the Board of Directors may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles.

(b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the participants' consent, may provide for:

     (i) The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent;

     (ii) The substitution by the surviving corporation or its parent of stock awards with substantially the same terms for such outstanding Awards;

     (iii) The acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Board of Directors; or

     (iv) The cancellation of all or any portion of such outstanding Awards by a cash payment of the excess, if any, of the fair market value of the Shares subject to such outstanding Awards or portion thereof being canceled over the purchase price with respect to such Awards or portion thereof being canceled.


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SECTION 11. SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, State securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares under the Plan, and accordingly any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the purchase or issuance of any Shares under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of Shares is not required to be registered under any applicable securities laws.

SECTION 12. GENERAL TERMS.

(a) NONTRANSFERABILITY OF AWARDS. No Award (other than vested Awards of Shares which are subject to Section 12(b) of the Plan) may be transferred, assigned, pledged or hypothecated by any participant during the participant's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this
Section 12(a), an Option or other right to acquire Shares under the Plan may be exercised during the lifetime of the participant only by the participant or by the participant's Eligible Representative. Such Option or other right shall not be transferable and shall be exercisable only by the participant to whom such right was granted, except in the case of a transfer by the participant with the prior written consent of the Board of Directors in its sole discretion.

(b) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Award Agreement, and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(c) LIQUIDITY. As determined by the Board of Directors in its sole discretion, subject to the Stockholders' Agreement, the Indenture, applicable credit agreements and applicable law, a mechanism may be established by which the Company will provide limited liquidity to the participants in respect of Shares acquired upon exercise, purchase or otherwise in respect of their Awards.

(d) WITHHOLDING REQUIREMENTS. As a condition to the receipt or purchase of Shares pursuant to an Award, a participant shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with the disposition of Shares acquired pursuant to an Award.


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(e) NO RETENTION RIGHTS. Nothing in the Plan or in any Award granted under the
Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the participant) or of the participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

(f) UNFUNDED PLAN. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of a general unsecured creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

SECTION 13. DURATION AND AMENDMENTS.

(a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors. The Plan shall terminate automatically on the day preceding the tenth anniversary of its adoption by the Board of Directors unless earlier terminated pursuant to Section 13(b) below.

(b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

(c) EFFECT OF AMENDMENT OR TERMINATION. Any amendment of the Plan shall not adversely affect in any material respect any participant's rights under any Award previously made or granted under the Plan without the participant's consent. No Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. The termination of the Plan shall not adversely affect in any material respect any Awards outstanding on the date of termination.

(d) MODIFICATION, EXTENSION AND ASSUMPTION OF AWARDS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Shares and at the same or a different price. The foregoing notwithstanding, no modification of an Awards shall, without the consent of the participant, materially impair the participant's rights or increase the participant's obligations under such Award or impair the economic value of any such Award.


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SECTION 14. DEFINITIONS.

(a) "AWARD" shall mean the grant of an Option or Stock Award to a participant under the Plan.

(b) "AWARD AGREEMENT" shall mean any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium.

(c) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(d) "Cause," with respect to a participant, shall mean (unless another definition is provided in the applicable employment agreement between the Company or, if applicable, the Subsidiary, and the participant, in which case such definition shall govern, or otherwise agreed to in writing by the Board of Directors and the participant):

     (i)  conviction of, or plea of guilty or nolo contendere to, a felony;

     (ii) a willful and intentional breach of any covenants contained in the participant's Award Agreement by the participant; or

     (iii) gross negligence or willful misconduct in the performance of the participant's duties with the Company and its Subsidiaries.

No act, or failure to act, shall be considered "willful" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. No termination for Cause shall be effective with respect to a participant who is a Senior Officer unless made by a majority of the Board of Directors, at a meeting of the Board of Directors, held for such purpose, where the participant and his or her counsel had on opportunity, on at least fifteen (15) days' notice, to be heard before the Board of Directors.

(e) "CHANGE OF CONTROL" shall mean the first to occur of any of the following events:

     (i) Any person or group of related persons (other than the Management Group) for purposes of Section 13(d) of the Exchange Act, becomes the beneficial owner of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company. "Management Group" shall mean Thomas F. Helms, Jr., David I. Brunson and other members of senior management of the Company on the date of the Indenture.


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
     (ii) A majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors of the Company, as the case may be. "Continuing Director" shall mean, as of the date of determination, any person who (1) was a member of the Board of Directors on the date of the Indenture or (2) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     (iii) The consummation of any sale, lease, exchange or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(f) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(g) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a) of the Plan.

(h) "COMPANY" shall mean North Atlantic Holding Company, Inc., a Delaware corporation, and its successors and assigns.

(i) "CONSULTANT" shall mean a person who performs bona fide services for the Company or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(j) "DIRECTOR" shall mean a member of the Board of Directors or the board of directors of a Subsidiary who is not an Employee.

(k) "DISABILITY" shall mean with respect to a participant, (i) "disability" as defined in any employment agreement between the between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or (ii) if the participant is not a party to an employment agreement or "disability" is not defined therein, the participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined by the Board of Directors in its sole discretion, unless another meaning is specifically provided in the participant's Award Agreement.

(l) "ELIGIBLE REPRESENTATIVE" for a participant shall mean such participant's personal representative or such other person as is empowered under the deceased participant's will or the then applicable laws of descent and distribution to represent the participant under the Plan.

(m) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(n) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o) "FAIR MARKET VALUE" of a Share as of a given date shall be:

     (i) If the Shares are listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

     (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the day of determination; or

     (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, in accordance with the principles set forth in Section 409A of the Code. Such determination shall be conclusive and binding on all persons.

(p) "INDENTURE" shall mean that certain Indenture, dated as of February 17, 2004, between the Company and Wells Fargo Bank Minnesota, National Association, as may be amended from time to time.

(q) "INITIAL PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of Shares or other event the result of which is that Shares are tradable on the New York Stock Exchange, American Stock Exchange, the Nasdaq Stock Market or similar market system.

(r) "OPTION" shall mean a stock option not described in Section 422(b) of the Code granted pursuant to Section 6 the Plan entitling the holder to acquire Shares upon exercise.

(s) "PLAN" shall mean this North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, as may be amended from time to time.

(t) "RECAPITALIZATION" shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of the Company's securities.

(u) "RESTRICTED STOCK" shall mean Shares granted pursuant to Section 7 of the Plan which are subject to restrictions on transfer or forfeiture.


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
(v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

(w) "SENIOR OFFICERS" shall mean the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and General Counsel of the Company or any of its Subsidiaries, and such other persons as the Board of Directors shall determine in its sole discretion.

(x) "SERVICE" shall mean service as an Employee, Director or Consultant.

(y) "SHARE" shall mean one share of common stock of the Company, with a par value of $0.01 per share, as adjusted in accordance with Section 10 of the Plan.

(z) "STOCK AWARD" shall mean the grant or sale of Shares pursuant to Section 7 of the Plan.

(aa) "STOCKHOLDERS' AGREEMENT" shall mean that certain Amended and Restated Exchange and Stockholders' Agreement, dated as of February 9, 2004, by and among the Company, North Atlantic Trading Company, Inc. and the stockholders named therein, as may be amended from time to time.

(bb) "SUBSIDIARY" shall have the meaning ascribed to such term in the Indenture.

SECTION 15. MISCELLANEOUS.

(a) CHOICE OF LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b) EXECUTION. To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                         NORTH ATLANTIC HOLDING COMPANY, INC.



                                         By:____________________________________

                                         Title: ________________________________



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